IVY FUNDS

Supplement dated November 14, 2006
to the
Statement of Additional Information dated July 31, 2006

and Supplemented August 25, 2006

The following supplements and replaces the disclosure regarding the Shareholder Servicing Agreement in the section entitled Shareholder Services:

Effective September 1, 2006, the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares has been revised so that each Fund pays WRSCO an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WRSCO has agreed to reduce those fees if the number of total Fund accounts within the Complex reaches certain levels. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales), WRSCO has agreed to reduce its per account fees charged to the Funds to $6.00 per account, with the Funds bearing the remainder of the costs charged by the financial services companies (which historically has averaged $6.00 per account but could be $20.00, or higher, per account).

With respect to Class Y shares, each Fund pays WRSCO an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R shares, each Fund pays WRSCO an amount payable on the first day of the month equal to 1/12 of 0.20 of 1% of the average daily net assets of the Class for the preceding month.

Fees paid to WRSCO under the Shareholder Servicing Agreement during the fiscal years ended March 31, 2006 and March 31, 2005 were as follows:

	2006	2005
Ivy Balanced Fund	$189,532	$192,604
Ivy Bond Fund	$74,126	$54,246
Ivy Cundill Global Value Fund	$1,384,283	$561,755
Ivy Dividend Income Fund	$137,385	$76,246
Ivy European Opportunities Fund	$655,074	$330,495
Ivy Global Natural Resources Fund	$2,880,069	$981,294
Ivy International Fund	$197,406	$234,819
Ivy International Balanced Fund	$262,651	$101,032
Ivy International Value Fund	$92,451	$52,900
Ivy Mortgage Securities Fund	$515,940	$290,775
Ivy Pacific Opportunities Fund	$407,178	$176,525
Ivy Real Estate Securities Fund	$929,838	$452,596
Ivy Small Cap Value Fund	$395,608	$207,434
Ivy Value Fund	$191,503	$133,579

Each Fund, or IICO (including any affiliate of IICO), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account. These payments range from an annual fee of $12.00 to $20.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month.

The Funds also pay certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by IFDI, IICO or WRSCO. Out-of-Pocket expenses of WRSCO paid during the fiscal years ended March 31, 2006 and March 31, 2005 were as follows:

	2006	2005
Ivy Balanced Fund	$47,243	$69,090
Ivy Bond Fund	$31,516	$39,136
Ivy Cundill Global Value Fund	$559,843	$227,755
Ivy Dividend Income Fund	$51,169	$29,132
Ivy European Opportunities Fund	$304,575	$184,858
Ivy Global Natural Resources Fund	$1,409,240	$476,313
Ivy International Fund	$177,499	$245,871
Ivy International Balanced Fund	$95,777	$49,092
Ivy International Value Fund	$78,108	$92,800
Ivy Mortgage Securities Fund	$208,357	$166,218
Ivy Pacific Opportunities Fund	$149,940	$96,999
Ivy Real Estate Securities Fund	$239,216	$101,504
Ivy Small Cap Value Fund	$128,732	$122,198
Ivy Value Fund	$58,815	$45,975

The following is information regarding the Board of Trustees of Ivy Funds:

As of September 29, 2006, Michael G. Smith, a member of the Board of Trustees, is deemed an "interested person" (as defined in the Investment Company Act of 1940, as amended), by virtue of his ownership of shares of Merrill Lynch & Co., Inc. (Merrill Lynch). On that date, Merrill Lynch became the owner of approximately 48% of BlackRock, Inc., the parent company of BlackRock Capital Management, Inc., the investment sub-adviser to the Ivy Small Cap Value Fund.

The non-fundamental investment restriction regarding the ability of Ivy Bond Fund to invest in non-investment grade debt securities is changed to read as follows under the section entitled Investment Restrictions and Limitations:

Ivy Bond Fund does not currently intend to invest in non-investment grade debt securities if, as a result, more than 20% of its net assets would consist of such assets.

The following supplements the information regarding additional commissions paid, in the section entitled Dealer Compensation:

For Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, Raymond James), an additional commission equal to 0.10% of the public offering price of the acquired Fund(s) will be paid by IFDI or its affiliates. In addition, Raymond James and/or its affiliated companies will be paid, by IFDI or its affiliates, additional annual compensation of between 0.02% and 0.05%, depending on the level of Fund assets held in Raymond James accounts. Notwithstanding anything contained in the above calculated amounts, Raymond James will receive compensation of a minimum of $15,000 per year from IFDI or its affiliates as part of IFDI and the Ivy Funds participating in this relationship.